RCRT/GOLQ Shareholder Update Call

Disclaimer

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words "predict," "forecast," "believe," "may," "estimate," "continue," "anticipates," "intend," "should," "plan," "could," "target," "potential," "is likely," "will," "expect" and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements primarily on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, and financial needs. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to update any forward-looking statements publicly, whether as a result of new information, future developments, or otherwise, except as may be required by law.

Agenda

- Opening Remarks
- Review of Proposed Transaction
- Introduction of Brent Suen (CEO, GoLogiq)
- Presenting GoLogiq Assets, Business, Strategy, & Team
- Presenting the CognoGroup Spinout
- Next Steps for Shareholders

Opening Remarks

- Unlocking value of RCRT assets
- Choosing GoLogiq
- The path forward



Evan Sohn
Chairman, RCRT

Proposed Transaction

- RCRT will acquire GoLogiq's a suite of mobile commerce, e-wallet and mobile payment and big data analytics platforms.
- In consideration GoLogiq to receive stock of RCRT equal to approximately 84% of RCRT, with existing RCRT stockholders initially maintaining approximately 16%.
- The Agreement values the combined companies at approximately $105 million, substantially above the current market capitalization of RCRT (currently at $4.5M market capitalization) with 16% being valued at $17M

Announced on June 6, 2023

GOlogiq

Powering The Next Generation



Brent Suen
Interim CEO,
GOLQ

3 - Phase Business Model

01

Phase I – ("Project X")

Project X is based upon the Micro-Small-Business ("MSBs") APP that GoLogiq owns and operated for nearly 10 years **(already in place and ready).**

02

Phase II

Fintech Acquisitions in the US, SE Asia, Africa and EU that plug in to Project X as 'modules' and also operate independently as a stand-alone APP **(already underway)**

03

Phase III – ("Deep Learning")

Radix™ platform. Utilizing Artificial Intelligence and processes that GoLogiq launched in 2015 and leveraging them for the next evolution (Project X) to scale to $100 million in revenues by the end of 2024 **(already in place).**

Phase I – ("Project X")

01 Starting Out

2014 - GoLogiq launched mobile APP targeting MSBs.

4 year CAGR - 93%

Sales and customer service dependent on people (Human element 1)

Gross profit margins ~11% profitability elusive

02 Humans and more humans

October 2018 GoLogiq launched two more APPs scaling to $37 million ARR in 13 months.

Steep ramp due to contract couriers and sales people (Human element 2)

March 2020, Covid shut down the central business districts -APPs were used by 98% of the customer base.

03 Failure...

2021 the decision to wind down the business or sell it

Nearly complete - Q4 2022.

During 2022, experimental pilot programs undertaken, with little or no positive results.

04 ..Is the price of entry

In April 2023, utilizing an AI based sales and marketing with zero human element.

Customer service is achieved with further AI based 'bots' and zero human element.

05 Breakthrough!

April pilot generated $3 million in one month.

Revenue scale implies $70 million in revenues year one and profitability within 3 months.

Phase II – Fintech Acquisitions

There are 10+ proposed acquisitions, predominantly financial technology ("Fintech") centric. We are in advanced deal stages and believe that three will be closing alongside and immediately after the merger with RCRT. Fintech infrastructure solutions, emerging & frontier markets payment systems, HR/Payroll tech, blockchain, and Gen Z/Millennial targeted savings and investing platform with AI based portfolio designer capabilities.

The Companies believe that the proposed acquisitions are all complementary to Project X as 'modules' that plug in, thereby expanding the product/service offering greatly. Some of the acquisitions will also operate independently as a stand-alone APP and will scale significantly on the business and revenue/profit side.

Forecast revenue from stand-alone businesses is $7 million in 2023 and $32 million in 2024 (*assuming all proposed acquisitions are consummated, which of course we can not guarantee at this time*). Gross profit margins can be as high as 60%.*


U.S.A BUSINESSES
AFRICA BUSINESSES
S.E.A BUSINESSES

*Reference is made to the Forward Looking Statements qualifier on page 2 of this presentation.

Phase III – ("Deep Learning")
Radix™ platform

In 2015, GoLogiq launched business process software based around deep learning / artificial intelligence enabled customer input to be aggregated and then taught itself to optimize based on that input. The more customers and interaction, the more efficient it became. This software is named Radix.

AI has ushered in a new era of interaction between users and software where the sales and marketing for certain products can be 100% digital. Customer service can also be run by one single team member utilizing an interface with OpenAI's artificial intelligence chatbot, ChatGPT.

In a major breakthrough, April 2023, the GoLogiq team ran a successful test run of Project X with Radix and ChatGPT that goes live July 2023 and estimated to generate $3 million revenues first month of operations. The forecast for July – December 2023 is $21 million in revenues.

By year-end, and combining the Fintech modules into Project X, this will set the stage for 2024 to scale to over $100 million in revenue and be profitable on a net income basis.

It is imperative that we are as general as possible and operate in a discrete manner as to not reveal trade secrets.

Projections

Labels for Gologiq only (blue)

Fintech standalone APPs (green)


Total:
$5.2mm
$27.9mm
$104mm
$245mm
$5.2
$6.9
$21.0
$32.0
$72.0
$75.0
$170.0
2022
2023F
2024F
2025F

Gologiq Management & Board

- Interim CEO – Brent Suen, 35-years technology finance
- Incoming CEO and Director - Granger Whitelaw, former investment banker at Cowen & Co., CEO and founder of Rocket Racing, Entrepreneur and Media executive with 25 years of C level experience
- Incoming CFO – Steve Jones, former CFO $8b IT services company operating in US and SE Asia
- Chief Science Officer - Kelvin Cheung, entrepreneur and data science expert , 20+ years of experience
- CTO – Thet Twe Aung, 12-year senior engineer
- CRO – Trent McKendrick, founder - Nest Egg Investments
- FINOPs – Mike Brown, former executive at SoFi
- Marketing Manager US Fintech – Tanya Garcia, former Lululemon, Nike

- Independent Board Director – Candice Beaumont, Chief Investment Officer Salsano Group $1.5bb Family Office, Chief Investment Officer L Investments, World Economic Forum 'Young Global Leader' recipient.
- Independent Board Director – Peter Bordes, Founder Trajectory Ventures/ Trajectory Capital (NYSE – TCOA), a later-stage investing platform and Growth fund. 25-year AdTech veteran and technologist.
- Board Director – Granger Whitelaw
- Board Advisor – James Keyes, former global CEO 7-11 Stores, former CEO Blockbuster Video
- Board Advisor – Sim Farrar, US Ambassador to the United Nations (UN)

RCRT/GOLQ Transaction


GOlogiq
RCRT
Nasdaq
Entity
COGNOGROUP

COGNOGROUP

Building the Future of Work



Miles Jennings
CEO, RCRT

COGNOGROUP

Lean to Profitability

Focus on cost reduction, simplification, and lean operations.


03
01
02

Build AI Focus

Build on early artificial intelligence software and content assets.

Monetize current assets

Leverage current assets through divestments, partnerships, and joint ventures.

COGNOGROUP

Current Assets

1. Recruiter.com brand, URL, and lead generation
2. Marketplace revenue including Mediabistro and RecruitingClasses ($85k/mo Revenue)
3. Referral Agreement with JobMobz (20% Gross Revenue w/$2M minimum)
4. Healthcare Staffing (~$450K/mo Revenue)

AI Focus

COGNOGROUP

1. CandidatePitch AI Application
2. Recruiting with ChatGPT
3. Millionways Partnership
4. AI Exchange Group (1.1M Members)

Up Next

- Proxy (Expected shortly)
- RCRT shareholders getting GoLogiq assets valuing the current RCRT market cap at $17M (a 4x from the current market cap)
- RCRT shareholders getting shares in the OTC spinout (value to be determined)



Evan Sohn
Chairman, RCRT

GOlogiq

Recruiter.com™

Q&A